F O U R T H Q U A RT E R 2 0 2 3 Wabtec Financial Results & Company Highlights

FORWARD LOOKING STATEMENTS & NON-GAAP FINANCIAL INFORMATION This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 initiative; Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward- looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2024 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non- GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

W A B T E C TODAY’S PARTICIPANTS J O H N O L I N Executive Vice President & Chief Financial Officer R A F A E L S A N T A N A President & Chief Executive Officer K R I S T I N E K U B A C K I Vice President, Investor Relations

WABTEC

4Q 2023 OVERVIEW

SALES	$2.53B	Up 9.5% YOY
OPERATING MARGIN	12.2% GAAP	17.0% Adjusted[2]
EARNINGS PER SHARE	$1.20 GAAP	$1.54 Adjusted[2]
CASH FLOW FROM OPERATIONS[1]	$686M	
12-MONTH BACKLOG	$7.46B	

4Q 2023 HIGHLIGHTS

Increased sales were driven by growth across the Freight and Transit segments

Operating margin benefited from sales growth, increased gross margin and lower SG&A/Engineering expenses as a percentage of sales

GAAP EPS up 39.5% YoY … Adjusted EPS up 18.5% YoY from higher Freight and Transit sales and operating margin expansion

Operating cash flow driven by higher net income and improved working capital YoY

Backlog continues to provide strong visibility … 12-month up 10.3% and multi-year backlog at $22.0 billion

STRONG PERFORMANCE ACROSS THE BUSINESS

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Year-over-year 4th quarter cash flow impact from securitization of accounts receivable was unfavorable $70 million

4

WABTEC

2024 MARKET EXPECTATIONS

FREIGHT	FAVORABLE / UNFAVORABLE
NA Carloads	+/↔
Active Locomotive Fleet	↔
International Freight Volumes	+
NA Railcar Deliveries	-
Mining Commodities	↔

TRANSIT	
Infrastructure Investment	+
Global Ridership	+/↔

NORTH AMERICAN FREIGHT CARLOADS



-3.2%
-4.6%
-3.3%
2.8%
1Q23
2Q23
3Q23
4Q23

Source: Association of American Railroads

AVG NORTH AMERICAN ACTIVE LOCOMOTIVES



2020
2021
2022
2023

Source: Wabtec

NORTH AMERICAN RAILCAR DELIVERIES



52K HISTORICAL
10-YEAR AVERAGE
33K
30K
41K
45K
38K
2020
2021
2022
2023
2024F

Source: Rail Supply Institute and FTR Associates

2023 INTERNATIONAL FREIGHT VOLUMES



6.2%
1.3%
4.0%
2.5%
2.8%
Brazil
China
India
South Africa
Kazakhstan

Sources: China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

5

WABTEC

EXECUTING ON OUR VALUE CREATION FRAMEWORK


3228
CSX
3228

DRIVERS OF PORTFOLIO GROWTH

- Accelerate innovation of scalable technologies
- Grow and refresh expansive global installed base
- Lead decarbonization of rail
- Expand high-margin recurring revenue streams
- Drive continuous operational improvement

RECENT WINS

Won a multi-year order from CSX for >200 mods in North America

Mining orders $300+ million … up double-digit versus prior year

Awarded $150+ million brake order in India

Expanded Digital portfolio with entry into railcar telematics market

Acquired the remaining 50% of LKZ joint venture in Kazakhstan

WABTEC

RESILIENT PORTFOLIO THROUGH THE CYCLE

FAVORABLE END-MARKETS


28%
Transit
72%
Freight

*based on 2023 sales

FREIGHT

+ Aged fleet … accelerating investment in the fleet
+ Strong international order pipeline
+ Growing installed base

TRANSIT

+ Increased global investment in infrastructure
+ Mega trends favor increasing ridership

ROBUST BACKLOG & RECURRING REVENUE


+11% CAGR
$5.5B
$6.3B
$6.8B
$7.5B
4Q20
4Q21
4Q22
4Q23

- Strong 12-month backlog provides resiliency and visibility despite macro uncertainty
- Significant recurring revenue base drives ~60% of profits


46%*
recurring
revenue

*based on 2023 sales

DEMONSTRATED EXECUTION


OP MARGIN
9.9%
11.2%
12.1%
13.1%
15.1%
15.9%
16.2%
17.0%
2020
2021
2022
2023
2020
2021
2022
2023
GAAP
Adjusted

- Expanded margins despite higher input costs, supply chain disruptions and the exit of our business in Russia
- Aggressively managing costs and accelerating lean actions; executing on Integration 2.0
- Average cash conversion of 93% during 2020 to 2023

SOLID OUTLOOK SUPPORTED BY RESILIENT AND MORE PREDICTABLE EARNINGS

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

7

W A B T E C 8 0 0.5 1 1.5 2 2.5 3 Chart Title 4Q 2023 FINANCIAL SUMMARY 0 50 100 150 200 250 300 350 400 450 500 Category 1 Chart Title (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations INCREASED SALES, MARGIN EXPANSION AND EPS GROWTH DESPITE MACRO UNCERTAINTY 9.5% INCREASE (8.1% INCREASE EX-CURRENCY) SALES 2 0 2 2 2 0 2 3 2 0 2 2 GAAP 2 0 2 3 GAAP 2 0 2 2 ADJ(1) 2 0 2 3 ADJ(1) $247M 10.7% $308M 12.2% $352M 15.3% $431M 17.0% OP INCOME / OP MARGIN $0.86 $1.20 $1.30 $1.54 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 Category 12 0 2 2 GAAP 2 0 2 3 GAAP 2 0 2 2 ADJ(1) 2 0 2 3 ADJ(1) +39.5% YOY +18.5% YOY EPS $2.31B $2.53B

WABTEC

4Q 2023 SALES



(in millions)

PRODUCT LINE	4Q23	YOY
Equipment	$347	(19.3%)
Components	$283	17.4%
Digital Intelligence	$210	(6.7%)
Services	$958	23.9%
Freight Segment	$1,798	7.7%
Transit Segment	$728	14.3%
TOTAL SALES	**$2,526**	**9.5%**

4Q KEY DRIVERS

EQUIPMENT
Higher mining sales offset by lower locomotive deliveries (2nd half deliveries significantly skewed to 3Q)

COMPONENTS
Increased demand for rail and industrial products, and L&M acquisition (4.1% YoY growth excluding acquisitions)

DIGITAL INTELLIGENCE
Higher demand for international PTC, on-board locomotive hardware, and digital mining products offset by lower sales in NA

SERVICES
Increased sales from significantly higher mods deliveries (2nd half deliveries significantly skewed to 4th quarter) and increased parts sales

TRANSIT
Strong OE and aftermarket sales … sales up 9.9% on constant currency basis

9

WABTEC

4Q 2023 CONSOLIDATED GROSS PROFIT



($ in millions)	GAAP	Adjusted
2022 GROSS PROFIT	**$652**	**$683**
% Gross Profit Margin	*28.3%*	*29.6%*
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials	↔	↔
Currency	↑	↑
Manufacturing/Other	↑	↑
2023 GROSS PROFIT	**$764**	**$777**
% Gross Profit Margin	*30.3%*	*30.8%*

4Q KEY DRIVERS

VOLUME
Higher Freight and Transit segment sales

MIX/PRICING
Favorable price/mix of products, partially offset by unfavorable mix between segments

RAW MATERIALS
Slightly favorable input costs

CURRENCY
Favorable foreign exchange increased adjusted gross profit $8M (adjusted operating income favorable by $5M)

MANUFACTURING/OTHER
Favorable fixed cost absorption and benefits of Integration 2.0

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

10

WABTEC

4Q 2023 CONSOLIDATED OPERATING INCOME

($ in millions)	GAAP	Adjusted
2022 OP INCOME	**$247**	**$352**
% Operating Margin	*10.7%*	*15.3%*
Gross Profit	112	94
SG&A	(24)	(14)
Engineering	(1)	(1)
Amortization	(26)	-
2023 OP INCOME	**$308**	**$431**
% Operating Margin	*12.2%*	*17.0%*



OP MARGIN BENEFITED FROM HIGHER SALES, INCREASED GROSS MARGIN AND LOWER SG&A/ENGINEERING AS PERCENTAGE OF SALES

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

11

W A B T E C 12 0 1 2 3 4 5 6 Chart Title 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Chart Title 4Q 2023 FREIGHT SEGMENT PERFORMANCE 0 50 100 150 200 250 300 350 400 Category 1 7.7% INCREASE (7.4% INCREASE EX-CURRENCY) SALES 2 0 2 2 2 0 2 3 2 0 2 2 GAAP 2 0 2 3 GAAP 2 0 2 2 ADJ(1) 2 0 2 3 ADJ(1) $209M 12.5% $246M 13.7% $284M 17.0% $347M 19.3% OP INCOME / OP MARGIN 12-MONTH BACKLOG $1.67B $1.80B(2) Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $15 million; up $1 million versus 4th quarter 2022 (2) Foreign exchange positively impacted Freight sales by $5 million; Foreign exchange rates had a positive $117 million impact on segment multi-year backlog 11.2% INCREASE YOY 4.3% DECREASE MULTI-YEAR BACKLOG(2) YOY 2 0 2 2 2 0 2 3 $4.90B $5.45B

W A B T E C 13 0 0.5 1 1.5 2 2.5 Chart Title 0 100 200 300 400 500 600 700 800 Chart Title 4Q 2023 TRANSIT SEGMENT PERFORMANCE 0 20 40 60 80 100 120 Category 1 14.3% INCREASE (9.9% INCREASE EX-CURRENCY) SALES 2 0 2 2 2 0 2 3 2 0 2 2 GAAP 2 0 2 3 GAAP 2 0 2 2 ADJ(1) 2 0 2 3 ADJ(1) $63M 9.9% $86M 11.9% $95M 14.8% $108M 14.9% OP INCOME / OP MARGIN 12-MONTH BACKLOG $637M $728M(1) 8.0% INCREASE YOY 9.7% INCREASE MULTI-YEAR BACKLOG(1) YOY 2 0 2 2 2 0 2 3 $1.86B $2.01B Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $28 million; Foreign exchange rates had a positive $86 million impact on segment multi-year backlog

WABTEC

INTEGRATION 2.0 – UNLOCKING GREATER PROFITABILITY ACROSS THE PORTFOLIO



On track to deliver target run-rate savings by 2025

CONSOLIDATE FOOTPRINT
15+ facilities
Headcount redundancy
Office/facility rationalization

STREAMLINE MANUFACTURING
Restructure NAM distribution
Remanufacturing localization
Best-cost-country capacity expansion

SIMPLIFY THROUGH SYSTEMS ENABLEMENT
Implement indirect source-to-pay
Data/process simplification

RUN-RATE SAVINGS[2]

$75-90M BY 2025



Realized
Unrealized
$5M
$22M
2022
2023
2024
2025

Restructuring charges [1]	**$46M**	**$49M**	**Expected total $135-165M thru 2024**

(1) Restructuring expense and restructuring related one-time charges
(2) Savings include Bochum restructuring announced in the 4th quarter 2021 with a $23 million charge

14

WABTEC

PORTFOLIO OPTIMIZATION – UNLOCKING GREATER PROFITABILITY ACROSS THE PORTFOLIO

RECENT PORTFOLIO ADDITIONS

Acquired 100% of L&M in 2Q23

- Leading provider of mining truck radiators; expands Wabtec mining and heat transfer portfolios
- Purchase price of $229M (net of cash received)
- Accretive to 2023 earnings and ROIC

Acquired remaining 50% stake of our LKZ assembly JV in late 4Q23

- LKZ was an unconsolidated assembly JV in Kazakhstan
- Purchase price of $81M (net of cash received) … $35M GAAP non-cash gain on existing 50% stake
- No impact expected to 2024 sales; limited benefit to 2024 earnings

PORTFOLIO PRUNING

Wabtec to exit various low margin product lines

- Pruning will improve focus and profitability while reducing manufacturing complexity
- Divestitures represent approximately $110M of 2023 low margin revenues
  - Roughly 50/50 split between Freight and Transit segments
- Expect net exit charges of ~$85M in predominantly non-cash asset write downs
  - $28M non-cash charge booked in 4Q23 GAAP results

15

WABTEC

RESILIENT BUSINESS ALLOWS FOR EXECUTION ON FINANCIAL PRIORITIES



FOCUSED ON CASH CONVERSION(1)

YTD CASH FROM OPS



2022
$1.04B
93% cash conv
2023
$1.20B
89% cash conv

4th quarter CFOA of $686M driven by strong growth in net income and improved working capital

Full year 2023 cash conversion impacted by higher working capital investment to support 15.7% FY23 sales growth

DISCIPLINED CAPITAL ALLOCATION



$1.20B
Cash
from Ops
$79M
Change in cash
$308M
Acquisitions
$409M
Share repurchases
$123M
Dividends
$96M
Debt /Other financing
$186M
Capex

Full year 2023

Strong balance sheet and financial position … liquidity of $2.12B

Debt leverage of 1.9x(2)

Strategic acquisitions of L&M ($229M) and LKZ ($81M) net of cash received

Returning capital to shareholders … **$532M returned through share repurchases and dividends**

ROIC(4) improved 1.2 percentage points YoY

STRONG FINANCIAL PERFORMANCE; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At December 31, 2023, the Company's total available liquidity was $2.12 billion, which includes cash and cash equivalents of $0.62 billion, plus $1.50 billion available under current credit facilities
(4) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

16

WABTEC

2023 OVERVIEW

SALES	$9.68B	Up 15.7% YOY
OPERATING MARGIN	13.1% GAAP	17.0% Adjusted
EARNINGS PER SHARE	$4.53 GAAP	$5.92 Adjusted
CASH FLOW FROM OPERATIONS[(1)]	$1.20B	

2023 HIGHLIGHTS

Increased sales were driven by strong Freight and Transit growth

Operating margin up from higher sales growth and improved productivity ... partially offset by unfavorable mix and manufacturing inefficiencies due to strike in Erie

EPS driven by strong sales and operating margin expansion ... GAAP EPS up 30.9% and adjusted EPS up 21.8% YoY

Strong cash generation enabling investment for future growth and maximizing shareholder returns

STRONG EXECUTION IN VOLATILE ENVIRONMENT

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Year-over-year annual cash flow impact from securitization of accounts receivable was unfavorable $120 million

17

WABTEC

2024 OUTLOOK AND GUIDANCE

REVENUES

$10.05B to **$10.35B**

ADJUSTED EPS

$6.50 to **$6.90**

CASH CONVERSION (1)

>90%

OUTLOOK IN LINE WITH LONG-TERM GROWTH FRAMEWORK

EQUIPMENT
Higher NA and international locomotive deliveries and increased mining sales

COMPONENTS
Stable demand for industrial components and 2023 acquisition of L&M, offset by lower North American railcar build

SERVICES
Continued demand for reliable, efficient power and higher deliveries of MODs … partially offset by slight reduction in the NA active fleet

DIGITAL INTELLIGENCE
Strong growth in international markets and new products … with slower growth in the North American market

TRANSIT
Increased global infrastructure investment

KEY ASSUMPTIONS
Adjusted operating margin up
- Favorable productivity/absorption
- Benefits of Integration 2.0/Portfolio Optimization
- Lower SG&A and Engineering expenses as % of sales

Tax rate ~25%
Capex ~2% of sales

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

18

WABTEC

KEY TAKEAWAYS

5-YEAR OUTLOOK(1)

MSD CORE ORGANIC GROWTH CAGR

+

250 – 300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

01 Strong revenue growth, margin expansion, cash flow and increased earnings in 2023 … despite macro uncertainty

02 Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 savings

03 Continued momentum across the portfolio and strong order pipeline internationally and in North America

04 Wabtec is well-positioned to drive higher returns and create significant long-term value for shareholders

(1) Long-term guidance as of March 9, 2022 (on an adjusted earnings basis)

19

Income statement Appendix A ( 1 of 2) 2023 2022 2023 2022 Net sales 2,526$ 2,306$ 9,677$ 8,362$ Cost of sales (1,762) (1,654) (6,733) (5,822) Gross profit 764 652 2,944 2,540 Gross profit as a % of Net Sales 30.3% 28.3% 30.4% 30.4% Selling, general and administrative expenses (296) (272) (1,139) (1,029) Engineering expenses (61) (60) (218) (209) Amortization expense (99) (73) (321) (291) Total operating expenses (456) (405) (1,678) (1,529) Operating expenses as a % of Net Sales 18.1% 17.5% 17.3% 18.3% Income from operations 308 247 1,266 1,011 Income from operations as a % of Net Sales 12.2% 10.7% 13.1% 12.1% Interest expense, net (55) (51) (218) (186) Other (expense) income, net 27 14 44 29 Income before income taxes 280 210 1,092 854 Income tax expense (63) (51) (267) (213) Effective tax rate 22.6% 24.3% 24.5% 25.0% Net income 217 159 825 641 Less: Net income attributable to noncontrolling interest (2) (1) (10) (8) Net income attributable to Wabtec shareholders 215$ 158$ 815$ 633$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 1.20$ 0.87$ 4.54$ 3.46$ Diluted Net income attributable to Wabtec shareholders 1.20$ 0.86$ 4.53$ 3.46$ Basic 178.0 181.0 178.8 182.2 Diluted 178.8 181.7 179.5 182.8 December 31, December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2023 AND 2022 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Twelve Months Ended

Appendix A ( 2 of 2) Income statement (cont.) 2023 2022 2023 2022 Segment Information Freight Net Sales 1,798$ 1,669$ 6,962$ 6,012$ Freight Income from Operations 246$ 209$ 1,071$ 864$ Freight Operating Margin 13.7% 12.5% 15.4% 14.4% Transit Net Sales 728$ 637$ 2,715$ 2,350$ Transit Income from Operations 86$ 63$ 289$ 231$ Transit Operating Margin 11.9% 9.9% 10.7% 9.8% Backlog Information (Note: 12-month is a sub-set of total) December 31, 2023 September 30, 2023 December 31, 2022 Freight Total 17,831$ 17,614$ 18,641$ Transit Total 4,168 3,869 3,800 Wabtec Total 21,999$ 21,483$ 22,441$ Freight 12-Month 5,450$ 5,282$ 4,901$ Transit 12-Month 2,007 1,809 1,859 Wabtec 12-Month 7,457$ 7,091$ 6,760$ December 31, December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2023 AND 2022 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended Twelve Months Ended

Balance sheet Appendix B December 31, 2023 December 31, 2022 In mill ions Cash, cash equivalents and restricted cash 620$ 541$ Receivables, net 1,684 1,519 Inventories, net 2,284 2,034 Other current assets 267 233 Total current assets 4,855 4,327 Property, plant and equipment, net 1,485 1,429 Goodwill 8,780 8,508 Other intangible assets, net 3,205 3,402 Other noncurrent assets 663 850 Total assets 18,988$ 18,516$ Current liabilities 4,056$ 3,467$ Long-term debt 3,288 3,751 Long-term liabilities - other 1,120 1,151 Total liabilities 8,464 8,369 Shareholders' equity 10,487 10,102 Noncontrolling interest 37 45 Total shareholders' equity 10,524 10,147 Total Liabilities and Shareholders' Equity 18,988$ 18,516$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Appendix C Cash flow 2023 2022 In mill ions Operating activities Net income 825$ 641$ Non-cash expense 473 506 Receivables (195) (52) Inventories (58) (368) Accounts Payable (58) 306 Other assets and liabilities 214 5 Net cash provided by operating activities 1,201 1,038 Net cash used for investing activities (492) (235) Net cash used for financing activities (633) (708) Effect of changes in currency exchange rates 3 (27) Increase in cash 79 68 Cash, cash equivalents and restricted cash, beginning of period 541 473 Cash, cash equivalents and restricted cash, end of period 620$ 541$ Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

Appendix D
(1 of 2)

EPS and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,526	$ 764	$ (456)	$ 308	$ (28)	$ (63)	$ 217	$ (2)	$ 215	$ 1.20
Restructuring and Portfolio Optimization costs	-	13	34	47	-	(9)	38	-	38	$ 0.21
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	76	76	-	(18)	58	-	58	$ 0.32
Adjusted Results	$ 2,526	$ 777	$ (346)	$ 431	$ (63)	$ (90)	$ 278	$ (2)	$ 276	$ 1.54
Fully Diluted Shares Outstanding										178.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter Year-to-Date 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 9,677	$ 2,944	$ (1,678)	$ 1,266	$ (174)	$ (267)	$ 825	$ (10)	$ 815	$ 4.53
Restructuring and Portfolio Optimization costs	-	38	41	79	-	(17)	62	-	62	$ 0.34
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	298	298	-	(74)	224	-	224	$ 1.24
Adjusted Results	$ 9,677	$ 2,982	$ (1,339)	$ 1,643	$ (209)	$ (358)	$ 1,076	$ (10)	$ 1,066	$ 5.92
Fully Diluted Shares Outstanding										179.5

Wabtec CORPORATION

Appendix D
(2 of 2)

EPS and non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter 2022 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,306	$ 652	$ (405)	$ 247	$ (37)	$ (51)	$ 159	$ (1)	$ 158	$ 0.86
Restructuring costs	-	31	1	32	-	(8)	24	-	24	$ 0.14
Non-cash Amortization expense	-	-	73	73	-	(19)	54	-	54	$ 0.30
Adjusted Results	$ 2,306	$ 683	$ (331)	$ 352	$ (37)	$ (78)	$ 237	$ (1)	$ 236	$ 1.30
Fully Diluted Shares Outstanding										181.7

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2022 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 8,362	$ 2,540	$ (1,529)	$ 1,011	$ (157)	$ (213)	$ 641	$ (8)	$ 633	$ 3.46
Restructuring costs	-	43	9	52	-	(13)	39	-	39	$ 0.21
Non-cash Amortization expense	-	-	291	291	-	(73)	218	-	218	$ 1.19
Adjusted Results	$ 8,362	$ 2,583	$ (1,229)	$ 1,354	$ (157)	$ (299)	$ 898	$ (8)	$ 890	$ 4.86
Fully Diluted Shares Outstanding										182.8

Wabtec CORPORATION

Appendix E

EBITDA reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2023 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$308		$27		$159		$494		($18)		$476

Wabtec Corporation
2023 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,266		$44		$526		$1,836		$6		$1,842

Wabtec Corporation
2022 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$247		$14		$119		$380		$29		$409

Wabtec Corporation
2022 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,011		$29		$473		$1,513		$49		$1,562

Wabtec CORPORATION

Sales by product line Appendix F In mill ions 2023 2022 Freight Segment Equipment 347$ 430$ Components 283 241 Digital Intelligence 210 225 Services 958 773 Total Freight Segment 1,798$ 1,669$ Transit Segment Original Equipment Manufacturer 326$ 280$ Aftermarket 402 357 Total Transit Segment 728$ 637$ In mill ions 2023 2022 Freight Segment Equipment 1,770$ 1,528$ Components 1,157 936 Digital Intelligence 773 729 Services 3,262 2,819 Total Freight Segment 6,962$ 6,012$ Transit Segment Original Equipment Manufacturer 1,235$ 1,095$ Aftermarket 1,480 1,255 Total Transit Segment 2,715$ 2,350$ Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended December 31,

Segment gross margin & operating margin reconciliation Appendix G In millions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 558$ 246$ 482$ 209$ 2,190$ 1,071$ 1,896$ 864$ Freight Segment Reported Margin 31.0% 13.7% 28.9% 12.5% 31.5% 15.4% 31.5% 14.4% Restructuring and Porfolio Optimization costs 5 30 8 7 13 41 15 15 Non-cash Amortization expense - 71 - 68 - 277 - 272 Freight Segment Adjusted Results 563$ 347$ 490$ 284$ 2,203$ 1,389$ 1,911$ 1,151$ Freight Segment Adjusted Margin 31.3% 19.3% 29.4% 17.0% 31.6% 19.9% 31.8% 19.1% Transit Segment Reported Results 206$ 86$ 170$ 63$ 754$ 289$ 644$ 231$ Transit Segment Reported Margin 28.4% 11.9% 26.7% 9.9% 27.8% 10.7% 27.3% 9.8% Restructuring costs 8 17 23 27 25 38 28 37 Non-cash Amortization expense - 5 - 5 - 21 - 19 Transit Segment Adjusted Results 214$ 108$ 193$ 95$ 779$ 348$ 672$ 287$ Transit Segment Adjusted Margin 29.4% 14.9% 30.3% 14.8% 28.7% 12.8% 28.6% 12.2% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) 2023 2022 Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022

Segment sales reconciliation Appendix H In mill ions Freight Transit Consolidated 2022 Net Sales 1,669$ 637$ 2,306$ Acquisitions 32 - 32 Foreign Exchange 5 28 33 Organic 92 63 155 2023 Net Sales 1,798$ 728$ 2,526$ Change ($) 129 91 220 Change (%) 7.7% 14.3% 9.5% Freight Transit Consolidated 2022 Net Sales 6,012$ 2,350$ 8,362$ Acquisitions 109 - 109 Foreign Exchange (23) 25 2 Organic 864 340 1,204 2023 Net Sales 6,962$ 2,715$ 9,677$ Change ($) 950 365 1,315 Change (%) 15.8% 15.5% 15.7% (UNAUDITED) Three Months Ended December 31, Twelve Months Ended December 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT

Cash conversion reconciliation Appendix I Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. Wabtec Corporation 2023 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $686 $217 $160 182% Wabtec Corporation 2023 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,201 $825 $531 89% Wabtec Corporation 2022 Q4 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $410 $159 $120 147% Wabtec Corporation 2022 Q4 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,038 $641 $479 93% ÷ + = Cash Conversion(Net Income Depreciation & Amortization) + = Cash Conversion(Net Income Depreciation & Amortization) ÷ + = Cash Conversion(Net Income Depreciation & Amortization) ÷ + = Cash Conversion(Net Income Depreciation & Amortization)

Return on invested capital reconciliation Appendix J Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. Wabtec Corporation Reconciliation of Reported Results to Adjusted Results (in Millions) 2021 2022 2023 In mill ions Income from operations 876$ 1,011$ 1,266$ Annual effective tax rate 23.2% 25.0% 24.5% Net operating profit after tax 673$ 758$ 956$ Total debt 4,058 4,002 4,069 Operating lease liability 318 334 313 Wabtec equity 10,201 10,102 10,487 Noncontrolling interest 38 45 37 Allowance for doubtful accounts 32 28 31 Net pension liabilities 48 33 40 Total Invested Capital 14,695$ 14,544$ 14,977$ Return on Invested Capital 4.6% 5.2% 6.4%